SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2005

                             Williams Scotsman, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

      Maryland                  033-68444                    52-0665775
      --------                  ---------                    ----------
  (State or other        (Commission File Number)   (IRS Employer Identification
 jurisdiction of
incorporation) No.)

8211 Town Center Drive
Baltimore, Maryland                                           21236
---------------------------------------                       -----
(Address of principal executive offices)                   (Zip Code)

 Registrant's telephone number, including
        area code:                                       (410) 931-6000
                                                         --------------

                                 Not applicable
         ------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 18, 2005, Williams Scotsman, Inc. issued a press release announcing its results of operations for the quarter and year ended December 31, 2004. A copy of the press release, including text and tables, is attached as Exhibit
99.1 below to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

The Company  defines  Adjusted  EBITDA as earnings  before  deducting  interest, income taxes, depreciation, amortization and non-cash charges, including non-cash stock compensation and held for sale charges. The Company utilizes Adjusted EBITDA when interpreting operating trends and results of operations of its core business operations. Accordingly, the Company believes that Adjusted EBITDA provides additional information with respect to its overall operating performance and its ability to incur and service debt, make capital expenditures and meet working capital requirements. However, Adjusted EBITDA should not be considered in isolation or as a substitute for cash flow from operating activities, net income or other measures of performance prepared in accordance with generally accepted accounting principles or as a measure of the Company's profitability or liquidity. Because Adjusted EBITDA excludes some, but not all, items that affect net income and may vary among companies, the Adjusted EBITDA mentioned above may not be comparable to similarly titled measures of other companies.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

          ( c )            Exhibits

          Exhibit          Description
          99.1             Press release dated February 18, 2005
                          (furnished pursuant to Item 2.02)

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          WILLIAMS SCOTSMAN, INC.



                                          By:  /s/ Gerard E. Holthaus
                                               ----------------------------
                                               Gerard E. Holthaus
                                               Chief Executive Officer and
                                               Acting Chief Financial Officer

Dated: February 18, 2005